UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 8, 2022
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Independence Realty Trust, Inc.
(Exact name of registrant as specified in its charter)
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Maryland	001-36041	26-4567130
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1835 Market Street, Suite 2601
Philadelphia, Pennsylvania, 19103
(Address of Principal Executive Office) (Zip Code)
(267) 270-4800
(Registrant’s telephone number, including area code)
N/A
Former name or former address, if changed since last report
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	IRT	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain         Officers; Compensatory Arrangements of Certain Officers

On November 8, 2022, Independence Realty Trust, Inc. (the “Company”) and Ella S. Neyland, the Company’s Chief Operating Officer and a member of the Company’s Board of Directors (the “Board”), agreed that Ms. Neyland will resign from employment as the Company’s Chief Operating Officer and resign from the Board, effective December 15, 2022. Ms. Neyland’s resignation is not because of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
Ms. Neyland’s resignation from service as the Company’s Chief Operating Officer will constitute a resignation with Good Reason (as defined in her employment agreement with the Company) and therefore entitle her to (i) accelerated vesting of time-based restricted stock units, (ii) pro-rata vesting of performance-based restricted stock units (based on actual corporate performance), and (iii) severance pay and benefits, in each case in accordance with her pre-existing employment agreement and equity award forms (and in each case subject to her execution of a general release of claims). The applicable equity award forms and Ms. Neyland’s employment agreement (including amendments No. 1 and No. 2 to that employment agreement) were filed as Exhibits 10.15, 10.16, 10.22, 10.23 and 10.24 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (filed with the Securities and Exchange Commission on February 24, 2022).
In connection with Ms. Neyland’s cessation of service, the Company and Ms. Neyland entered into a Consulting Agreement dated November 8, 2022 (the “Consulting Agreement”) pursuant to which Ms. Neyland will provide consulting services to the Company through June 15, 2024. Under the Consulting Agreement, Ms. Neyland will serve as a special consultant to the Chief Executive Officer of the Company, providing advice and counsel specific to the portfolio of assets which the Company acquired from Steadfast Apartment REIT, Inc., for whom Ms. Neyland’s served as President for over 8 years. In exchange for her counsel, Ms. Neyland will receive a consulting fee of $31,100 per month. The foregoing description of the Consulting Agreement is qualified in its entirety by reference to the full text of the form of Consulting Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

10.1	Consulting Agreement dated November 8, 2022 between Independence Realty Trust, Inc. and Ella S. Neyland
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Realty Trust, Inc.

November 8, 2022	By:	/s/ James J. Sebra
	Name:	James J. Sebra
	Title:	Chief Financial Officer and Treasurer